PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $34.3 million construction of Ladder 260 apartments. The 6-story development will add 90 units of high-quality, affordable apartment homes to the Mill District neighborhood of Minneapolis, Minnesota. The project is part of a larger redevelopment encompassing three-quarters of a downtown Minneapolis city block, which includes a 22-story market-rate rental high-rise and a new fire station.

Residents of Ladder 260 will enjoy amenities including an outdoor rooftop patio with views of the Mississippi River and the Stone Arch Bridge, a community room, a fitness center, an indoor dog spa, and indoor bike parking. The location will provide residents access to mass transit and is highly walkable and bike-friendly.

HIT ROLE	As part of its Midwest@Work Initiative, the HIT will purchase an $8.2 million participation in a $16.3 million construction loan. The HIT also made a forward commitment to purchase a $10.1 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 107 projects in Minnesota and 77 projects in the Twin Cities, all built with 100% union construction labor.

SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, 100% of the units will be restricted to households ranging from 30% to 60% of the area median income. Furthermore, 18 units will be subsidized by a Housing Choice Voucher AHAP contract, which will pay the balance of any rent exceeding 30% of the renter’s monthly income. Further, five of the 18 subsidized units will be restricted to high priority homeless.

The design will also exceed minimum requirements for sustainable design. Improvements will include energy efficient lighting, low flow shower heads/toilets, Energy Star Appliances and high efficiency HVAC. The building design will incorporate storm water management/reuse features, green roof, sustainable and recycled construction materials and low-E insulated glass.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $18.2 Million	Total Development Cost $34.3 Million	90 Units (100% affordable)	203,510 Hours of Union Construction Work Generated	$8.9 Million Tax revenue generated	$59.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Ladder 260 - Minneapolis, MN

“HIT continues to put union members to work with another Minnesota project commitment. This deal will deliver high quality affordable housing to downtown Minneapolis as well as address homelessness in the city.”

— Joel Smith

President & Business Manager

MN/ND Laborers District Council

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.                                                                                                             7/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com